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                                                                    Exhibit 99.2



                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with the accompanying Quarterly Report of Varian Medical Systems, Inc. (the "Company"), on Form 10-Q for the quarter ended June 28, 2002 (the "Report"), I, Elisha W. Finney, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  8/6/02                                                 /s/ Elisha W. Finney
  ---------                                              --------------------
  Date                                                   Elisha W. Finney
                                                         Vice President,
                                                         Finance, and
                                                         Chief Financial
                                                         Officer